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                                                               Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the Amendment No. 2 to the registration statement on Form S-3 (the "Registration Statement") of Brandywine Realty Trust (the "Company") of: our report dated March 4, 1998, on the consolidated financial statements of the Company, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended; our report dated February 11, 1997 on the combined financial statements of revenue and certain expenses of Columbia Acquisition Properties for the year ended December 31, 1996, included in the Company's Form 8-K/A (No.1) dated February 13, 1997 and Form 8-K/A (No. 2) dated February 24, 1997, as amended; our report dated January 29, 1997 on the combined financial statements of revenue and certain expenses of Main Street Properties for the year ended December 31, 1996, included in the Company's Form 8-K/A (No.
1) dated April 29, 1997; our report dated May 29, 1997 on the combined financial statements of revenue and certain expenses of TA Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated June 9, 1997; our report dated June 3, 1997 on the combined financial statements of revenue and certain expenses of Emmes Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated June 9, 1997; our report dated June 23, 1997 on the combined financial statements of revenue and certain expenses of 748 & 855 Springdale Drive for the year ended December 31, 1996 included in the Company's Form 8-K dated June 26, 1997; our report dated July 21, 1997 on the combined financial statements of revenue and certain expenses of the Green Hills Properties for the year ended December 31, 1996 included in the Company's Form 10-Q for the quarter ended June 30, 1997; our report dated July 21, 1997 on the combined financial statements of revenue and certain expenses of the Berwyn Park Properties for the year ended December 31, 1996, included in the Company's Form 10-Q for the quarter ended June 30, 1997; our report dated August 21, 1997 on the combined financial statements of revenue and certain expenses of 500 & 501 Office Center Drive for the year ended December 31, 1996 included in the Company's Form 8-K dated September 10, 1997; our report dated October 15, 1997 on the combined financial statements of revenue and certain expenses of Metropolitan Industrial Center for the year ended December 31, 1996, included in the Company's Form 8-K dated October 30, 1997; our report dated October 27, 1997 on the combined financial statements of revenue and certain expenses of Atrium I for the year ended December 31, 1996, included in the Company's Form 8-K dated October 30, 1997; our report dated November 14, 1997 on the combined financial statements of revenue and certain expenses of Scarborough Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated December 17, 1997; our report dated December 3, 1997 on the financial statement of revenue and certain expenses of Bala Pointe Office Centre for the year ended December 15, 1996, included in the Company's Form 8-K dated December 17, 1997; and our report dated December 13, 1997 on the combined financial statements of revenue and certain expenses of GMH Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated December 17, 1997; our report dated January 22, 1998 on the combined financial statement of revenue and certain expenses of the RREEF Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated January 27, 1998; our report dated January 23, 1998 on the financial statement of revenue and certain expenses of Three Christina Centre for the year ended December 31, 1996, included in the Company's Form 8-K dated February 23, 1998; our report dated March 24, 1998 on the financial statement of revenue and certain expenses of Three Christina Centre for the year ended December 31, 1997, included in the Company's Form 8-K/A (No. 1) dated April 16, 1998; our report dated April 15, 1998 on the combined financial statements of revenue and certain expenses of DKM Properties for the year ended December 31, 1997, included in the Company's Form 8-K/A (No.
1) dated April 16, 1998; our report dated April 27, 1998 on the combined financial statements of revenue and certain expenses of First Commercial Properties for the year ended December 31, 1997, included in the Company's Form 8-K dated May 14, 1998 and Form 8-K/A (No. 1) dated July 30, 1998, as amended; our report

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dated May 1, 1998 on the financial statement of revenue and certain expenses of One Christina Centre for the year ended December 31, 1997, included in the Company's Form 8-K dated May 14, 1998; our report dated May 15, 1998 on the combined financial statements of revenue and certain expenses of the Axinn Properties for the year ended December 31, 1997, included in the Company's Form 8-K dated July 30, 1998 and Form 8-K/A (No. 1) dated October 21, 1998, as amended; our report dated July 31, 1998 on the combined financial statement of revenue and certain expenses of the Lazard Properties for the year ended December 31, 1997, included in the Company's Form 8-K/A (No. 1) dated October 21, 1998; and to all references to our Firm included in the Registration Statement.

                                                     /s/  ARTHUR ANDERSEN LLP
                                                     --------------------------
                                                     Arthur Andersen LLP
Philadelphia, Pennsylvania
January 20, 1999